EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Khoury, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SourcingLing.net, Inc. on Form 10-QSB for the quarterly period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2004 fairly presents in all material respects the financial condition and results of operations of SourcingLing.net, Inc.

Date: November 15, 2004	/s/ Michael Khoury Michael Khoury Director, President Michael Khoury

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